UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 29, 2010
AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
70 Pine Street
New York, New York 10270

(Address of principal executive offices)
Registrant’s telephone number, including area code: (212) 770-7000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On March 23, 2010, the Office of the Special Master for TARP Executive Compensation (the “Office of the Special Master”) issued a Determination Memorandum (the “Determination Memorandum”) to American International Group, Inc. (“AIG”) with respect to the compensation of its top twenty-five most highly compensated employees. On March 29, 2010, AIG began implementing the required changes to the compensation of this group, which includes Chief Financial Officer David L. Herzog and named executive officer Kristian P. Moor.
     The Determination Memorandum sets annual cash salary levels for the covered employees. These salary levels were implemented effective January 1, 2010 as provided in the Determination Memorandum, including cash salary levels for Messrs. Herzog and Moor of $495,000 and $700,000, respectively.
     The Determination Memorandum also sets annual stock salary levels for the covered employees, to be granted in the form of stock units designed to serve as a proxy for the long-term value of AIG. The units are intended to reflect the value of AIG’s common stock and so-called “hybrid” securities, will be vested at grant and will be cash-settled in three equal, annual installments beginning on the first anniversary of the date of grant. The terms and conditions of these units are subject to the approval of the Office of the Special Master, and awards in respect of 2010 stock salary will be issued on approval. The Determination Memorandum set annual stock salary levels for Messrs. Herzog and Moor of $4,485,000 and $5,000,000, respectively.
     Some of the covered employees are also eligible under the Determination Memorandum to receive 2010 annual long-term incentive awards payable in long-term restricted stock if they achieve performance goals for 2010 and the grants are determined appropriate at that time in light of AIG’s overall circumstances. The Determination Memorandum provides that Messrs. Herzog and Moor are eligible for awards of up to $1,020,000 and $1,900,000, respectively.
     The Determination Memorandum is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 5.02 by reference.
Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 10.1	Determination Memorandum, dated March 23, 2010, from the Office of the Special Master for TARP Executive Compensation to AIG.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)
Date: April 2, 2010	By:	/s/ Kathleen E. Shannon
		Name:	Kathleen E. Shannon
		Title:	Senior Vice President and Secretary